Exhibit 99.1

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

Presentation Materials for Investors

February 2015

Disclaimer

[] This presentation includes certain "forward-looking statements" within the meaning of The U.S. Private Securities Litigation Reform Act of 1995.

[] These statements are based on current expectations and currently available information.

[] Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, including the risk factors set forth in the most recent annual and periodic reports of Toyota Motor
Corporation and Toyota Motor Credit Corporation.

[] We do not undertake to update the forward-looking statements to reflect actual results or changes in the factors affecting the forward-looking statements.

[] This presentation does not constitute an offer to sell or a solicitation of an offer to purchase any securities. Any offer or sale of securities will be made only by means of a prospectus and related documentation.

[] Investors and others should note that we announce material financial information using the investor relations section of our corporate website
(http://www.toyotafinancial.com) and SEC filings. We use these channels, press releases, as well as social media to communicate with our investors, customers and the general public about our company, our services and other issues. While not all of the information that we post on social media is of a material nature, some information could be material. Therefore, we encourage investors, the media, and others interested in our company to review the information we post on the Toyota Motor Credit Corporation Twitter Feed
(http://www.twitter.com/toyotafinancial). We may update our social media channels from time to time on the investor relations section of our corporate website.

Disclaimer

- This presentation includes certain "forward-looking statements" within the meaning of The U.S. Private Securities Litigation Reform Act of 1995.
- These statements are based on current expectations and currently available information.
- Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, including the risk factors set forth in the most recent annual and periodic reports of Toyota Motor Corporation and Toyota Motor Credit Corporation.
- We do not undertake to update the forward-looking statements to reflect actual results or changes in the factors affecting the forward-looking statements.
- This presentation does not constitute or form part of and should not be construed as, an offer to sell or issue or the solicitation of an offer to purchase or subscribe for securities of TMCC in any jurisdiction or an inducement to enter into investment activity in any jurisdiction. Neither this presentation nor any part thereof, nor the fact of its distribution, shall form the basis of, or be relied on in connection with, any contract or commitment or investment decision whatsoever. Any offer or sale of securities by TMCC will be made only by means of a prospectus and related documentation.
- Investors and prospective investors in securities of TMCC are required to make their own independent investigation and appraisal of the business and financial condition of TMCC and the nature of its securities. This presentation does not constitute a recommendation regarding securities of TMCC. Any prospective purchaser of securities in TMCC is recommended to seek its own independent financial advice.
- This presentation is made to and directed only at (i) persons outside the United Kingdom, or (ii) qualified investors or investment professionals falling within Article 19(5) and Article 49(2)(a) to (d) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the "Order"), or (iii) high net worth individuals, and other persons to whom it may lawfully be communicated, falling within Article 49(2)(a) to (d) of the Order, and (iv) persons who are "qualified investors" within the meaning of Article 2(1)(e) of the Prospectus Directive (Directive 2003/71/EC) as amended (such persons collectively being referred to as "Relevant Persons"). This presentation must not be acted or relied on by persons who are not Relevant Persons. Any investment or investment activity to which this presentation relates is available only to Relevant Persons and will be engaged in only with Relevant Persons.
- This presentation is an advertisement and not a prospectus and investors should not subscribe for or purchase any securities of TMCC referred to in this presentation or otherwise except on the basis of information in the base prospectus of Toyota Motor Finance (Netherlands) B.V., Toyota Credit Canada Inc., Toyota Finance Australia Limited and Toyota Motor Credit Corporation dated 12 September 2014 as supplemented from time to time together with the applicable final terms which are or will be, as applicable, available on the website of the London Stock Exchange plc at www.londonstockexchange.com/exchange/news/market-news/market-news-home.html.
- Investors and others should note that we announce material financial information using the investor relations section of our corporate website (http://www.toyotafinancial.com) and SEC filings. We use these channels, press releases, as well as social media to communicate with our investors, customers and the general public about our company, our services and other issues. While not all of the information that we post on social media is of a material nature, some information could be material. Therefore, we encourage investors, the media, and others interested in our company to review the information we post on the Toyota Motor Credit Corporation Twitter Feed (http://www.twitter.com/toyotafinancial). We may update our social media channels from time to time on the investor relations section of our corporate website.

3

Toyota's Global Businesses

[GRAPHIC OMITTED]

TMC Consolidated Financial Results

(JPY billions)	Fiscal Year Ended March 31, 2013	Fiscal Year Ended March 31, 2014	Nine Months Ended December 31, 2014
Net Revenues	22,064.2	25,691.9	20,115.6
Operating Income	1,320.9	2,292.1	2,114.8
Net Income	962.2	1,823.1	1,726.9

Source: TMC FY2013, FY2014 20-F, December 31, 2014 6-K

5

TMC Consolidated Balance Sheet

(JPY billions)	FY2013 As of March 31, 2013	FY2014 As of March 31, 2014	FY2015 As of December 31, 2014
Current assets	13,784.9	15,717.7	17,016.6
Noncurrent finance receivables, net	6,943.8	8,102.3	9,478.7
Investment & other assets	7,903.4	9,976.2	11,217.2
Property, plant & equipment, net	6,851.2	7,641.3	9,009.7
Total Assets	**35,483.3**	**41,437.5**	**46,722.2**
Liabilities	22,710.5	26,218.5	29,594.1
Shareholders' equity	12,772.9	15,219.0	17,128.1
Total Liabilities & Shareholders' Equity	**35,483.3**	**41,437.5**	**46,722.2**

Source: TMC FY2013, FY2014 20-F, December 31, 2014 6-K

6

Toyota Across the United States

Operations Overview

[GRAPHIC OMITTED]

Toyota Motor Sales, USA

- TMS sold 2.37 million vehicles in 2014; the highest sales volume since 2007 and up 6.2% from 2013
  - Toyota division is the #1 US retail brand in 2014
  - Camry was the best-selling passenger car in America for the 13th consecutive year
- Industry-leading investment in next-generation technologies in power-train, safety and production
  - TMS has one of the most fuel-efficient line-ups of any full-line OEM
  - Over 2.4 million hybrids sold in the US and over 7.1 million worldwide[(1)]
  - 12 hybrid models [(2)] and 1 plug-in model across the TMS line-up
  - Mirai will be Toyota's first mass-produced hydrogen fuel cell vehicle
- For 2015, TMS will launch 12 new or refreshed models. Recent and upcoming vehicle launches:

- Camry & HV	- Scion iM	- Lexus NX
- Tacoma	- Lexus RC	- Lexus NX HV
- Highlander & HV	- Lexus RC F	- Mirai (FCV)

(1) As of November 2014
(2) Includes cars and light trucks

Source: TMS Reports

8

Toyota Motor Sales, USA (2)

- Quality, dependability, safety and product appeal remain high as reflected by numerous 3rd party accolades

Kelley Blue Book's Top 10 Best Resale Value of 2015 Tacoma, Tundra, 4Runner	2014 Consumer Reports Best New Car Value Toyota Prius	2014 NHSTA 5-Star Overall Safety Rating 11 Toyota, Lexus and Scion models
2014 NHTSA Top 10 Most 'American Made' Vehicles Camry, Corolla & Tundra	Worlds Most Innovative Companies Toyota ranked 5th overall and the highest amongst automotive brands	2014 J.D. Power and Associates Vehicle Dependability Study Lexus ranked 1st overall
2014 J.D. Power and Associates Initial Quality Study Toyota, Lexus, and Scion vehicles earned top 3 finishes	2014 Consumer Reports Consumer Perception Survey Toyota highest among non-luxury brands	Interbrand Best Global Green Brands in 2014 Toyota ranked no.2
Kelley Blue Book's 10 Best Green Cars of 2014 Prius Family & Lexus ES 300h	2014 AutoPacific Vehicle Satisfaction Award Highlander named most satisfying premium midsize crossover SUV	2014 Edmunds Top Rated Sedan Toyota Avalon

9

Toyota Motor Sales, USA (3)

[GRAPHIC OMITTED]

Toyota Camry XSE

ToyotaMirai(FCV)

[GRAPHIC OMITTED]

Toyota Motor Sales, USA (4)

[GRAPHIC OMITTED]

ScioniM

[GRAPHIC OMITTED]

Lexus LF-C2

Toyota Motor Sales, USA (5)

[GRAPHIC OMITTED]

[GRAPHIC OMITTED]

Toyota Financial Services

TFS Group Global Presence

[GRAPHIC OMITTED]

Toyota Motor Credit Corporation (TMCC)

            Toyota Motor Corporation (TMC) Toyota Financial Services
Corporation (TFSC) Toyota Motor Credit Corporation (TMCC)

[] Over 4.2 million active finance contracts (1)

[] AA-(2)/Aa3(2) rated captive finance company by SandP / Moody's [] Credit support agreement structure with TFSC/TMC(3)

(1) As of December 2014 (2) Outlook stable
(3)The Credit Support Agreements do not apply to securitizationtransactions

Credit SupportAgreements

[] Securities* issued by TMCC (and various other TFSC subsidiaries) have the benefit of a credit support agreement with TFSC

-- TFSC will own 100% of TMCC

-- TFSC will cause TMCC to maintain a tangible net worth of at least $100,000 as long as covered securities are outstanding -- If TMCC determines it will be unable to meet its payment obligations on any securities, TFSC will make sufficient funds available to TMCC to ensure that all such payment obligations are paid as due -- Agreement cannot be terminated until (1) repayment of all outstanding securities or (2) each rating agency requested by Toyota to provide a rating has confirmed no change in rating of all such securities

[] TFSC in turn has the benefit of a credit support agreement with Toyota Motor
Corporation ("TMC")

-- Same key features as TFSC/TMCC credit support agreement

-- TMC will cause TFSC to maintain a tangible net worth of at least JPY10mm as long as covered securities are outstanding

[] TFSC's and/or TMC's credit support obligations will rank pari passu with all other senior unsecured debt obligations

* Securities defined as outstanding bonds, debentures, notes and other investment securities and commercial paper, but does notinclude asset-backed securities issued by TMCC's securitization trusts.

TMCC Products andServices (1)

[GRAPHIC OMITTED]

(1)In December 2014, TMCC entered into an agreement for the sale of certain assets relating to its commercial finance business to anewly-formed subsidiary of Toyota Industries Corporation, which forms part of the group of companies known as the Toyota Group. The closing date of the transaction has not yet been determined, as it is subject to several closing conditions that have not yet been satisfied. The assets expected to be sold represent approximately$964 million of finance receivables, net and $905 million of investments in operating leases, net as of December 31, 2014.

Source:TMCC December 31, 2014 10-Q

Extensive Field Organization

[] Decentralized dealer and field support [] Centralized servicing and collections (circled)

[GRAPHIC OMITTED]

Recent TMCC Business Highlights

- In excess of $10.6 billion pre-tax income over the past 5 years[(1)]
- TFS is the top U.S. auto lender in all new vehicles[(2)]
- Strong market share continues to drive solid financing revenues and sales support
- Low net charge-off ratio driven by prudent underwriting standards and proactive servicing practices
- High insurance penetration and growing insurance volume

(1) For the five year period from FY10 through FY14; $1.679mm + $3.003mm + $2.423mm + $2.155mm + $1.354mm = $10,614mm

(2) Source: AutoCount as of December 2014

19

TMCC Earning Asset Composition

Managed Assets (USD billions)

[GRAPHIC OMITTED]

Source: TMCC March 31, 2011 10-K, March31, 201210-K , March31,201310-K, March
31, 2014 10-K and December 31, 2014 10-Q

TMCC Financial Performance -Select Data

                                                               Nine Months
Ended Fiscal Year Ended March 31, December 31,

(USD millions) 2011 2012 2013 2014 2014

Total Financing Revenues 8,064 7,429 7,244 7,397 6,129

add: Other Income 779 717 744 702 629

less: Interest Expense 4,967 4,639 4,508 5,352 4,050 and Depreciation

Net Financing Revenues 3,876 3,507 3,480 2,747 2,708 and Other Revenues

Net Income 1,853 1,486 1,331 857 962

Source: TMCC March 31, 201 4 10-K and TMCC December 31, 2014 10-Q

TMCC Financial Performance - Select Data

(USD millions)	Fiscal Year Ended March 31, 2011	2012	2013	2014	Nine Months Ended December 31, 2014
Over 60 Days Delinquent (1)	0.26%	0.18%	0.19%	0.18%	0.27%
Allowance for Credit Losses (1) (2)	1.13%	0.80%	0.63%	0.50%	0.47%
Net Credit Losses (3)	0.52%	0.21%	0.27%	0.28%	0.32%

(1) Percentage of gross earning assets
(2) The quotient of allowance for credit losses divided by the sum of gross finance receivables (net finance receivables less allowance for credit losses) plus gross investments in operating leases (net investments in operating leases less allowance for credit losses)
(3) Percentage of average gross earning assets annualized

Note: All percentage figures calculated were based on a 120-day charge-off policy
Source: TMCC March 31, 2014 10-K & TMCC December 31, 2014 10-Q

22

TMCC Funding Programs

Exceptional Liquidity

- A-1+/P-1 rated direct commercial paper program
- $21.1 billion committed credit facilities[(1)]
- $6.6 billion short-term liquidity investment portfolio[(2)]
- Over $60 billion in readily salable consumer retail loan & lease receivables
- Access to various domestic and international markets
- Billions of additional capacity in global benchmark markets
- Extensive inter-company lending infrastructure
- Credit support agreements: TMCC → TFSC → TMC

(1) As of December 31, 2014
(2) Average balance for quarter ended December 31, 2014
Source: TMCC December 31, 2014 10-Q

24

TMCC Funding Program Objectives

[] TMCC is committed to:

-- Maintaining funding diversity and exceptional liquidity -- Issuing into strong demand with attractive deals -- Identifying and developing new markets and investor relationships -- Responding quickly to opportunities with
best-in-class    execution  -- Managing our business and stakeholder
relationships with a long-term  view

New Funding Vehicles

[] Auto industry's first ever Green BondABS

[] Diversity and Inclusion (DandI) bond syndicates led by diversity firms []
Competitive, innovative and socially responsible

[GRAPHIC OMITTED]

TMCC FYTD15FundingOverview

$19.6billion of long term debtfunded FYTD

[GRAPHIC OMITTED]

[] $14.1   billion in unsecured debt [] $5.5billion   in secured debt (net of
amount retained)

-- $1.7   billion comprised of public term secured funding (net of amount retained)

As ofJanuary 31, 2015
Source:Company Reports

Diversification in Debt Offerings

TMCC Long Term DebtOutstanding (USD millions)

[GRAPHIC OMITTED]

Asof December 31, 2014
Source:Company Reports

Funding Flexibility And Responsiveness

[GRAPHIC OMITTED]

(1) UnsecuredU.S. MTN issuance, excluding Structured Notes and RetailNotes
Percentagesmay not add to 100% due torounding As ofJanuary 31, 2015
Source:Company Reports

Key Investment Highlights

[] Financial strength supported by strong credit ratings [] Transparent business model with exceptional liquidity [] Rational funding programs with long term perspective -- Diversification in bond offerings -- Focus on proactively meeting needs of market -- Strong emphasis placed on flexibility and responsiveness [] Industry-leading  in:  -- Liquidity management framework
-- Balance sheet strength -- Business model resiliency

TMCC Retail Loan Collateral and ABS Transactions

Credit Decisioning and Collections

[] Recent consistent, conservative underwriting standards have produced low levels of delinquencies and credit losses -- Identification and minimization of least desirable segments -- Ongoing focus on Toyota and Lexus business []
Optimization of collections strategy and staff supports lossmitigation while enabling portfolio growth -- Emphasis on early intervention -- Reinforcement of strong compliance management system

[GRAPHIC OMITTED]

Credit: Results*

[] Retail loan credit performance has shown significant improvement --
Portfolio-level  performance trends show general improvement  -- Recent vintages outperforming older cohorts

[GRAPHIC OMITTED]

* Abbreviatedfor presentationpurposes
Source: Company Reports

Managed Portfolio Performance

TMCC Retail Loan Delinquency Experience (1)

	At December 31,		At March 31,				
	2014	2013	2014	2013	2012	2011	2010
Outstanding Contracts (2)	3,237,607	3,218,818	3,220,641	3,156,247	3,119,781	3,189,591	3,093,894
Number of Accounts Past Due in the following categories							
30 - 59 days	45,369	46,905	32,920	35,672	35,162	43,070	55,123
60 - 89 days	9,905	10,026	6,660	7,182	6,786	8,588	11,722
Over 89 days	6,894	7,216	5,799	6,362	5,870	9,153	10,953
Delinquencies as a Percentage of Contracts Outstanding (3)							
30 - 59 days	1.40%	1.46%	1.02%	1.13%	1.13%	1.35%	1.78%
60 - 89 days	0.31%	0.31%	0.21%	0.23%	0.22%	0.27%	0.38%
Over 89 days	0.21%	0.22%	0.18%	0.20%	0.19%	0.29%	0.35%

(1) The historical delinquency data reported in this table includes all retail vehicle installment sales contracts purchased by TMCC, excluding those purchased by a subsidiary of TMCC operating in Puerto Rico. Includes contracts that have been sold but are still being serviced by TMCC.
(2) Number of contracts outstanding at end of period.
(3) The period of delinquency is based on the number of days payments are contractually past due. A payment is deemed to be past due if less than 90% of such payment is made.

Source: Company Reports

34

Performance – Retail Loan

TMCC Managed Portfolio Net Loss and Repossession Experience (dollars in thousands) [1]

	For the Nine Months Ended December 31,		For the Fiscal Years Ended				
	2014	2013	2014	2013	2012	2011	2010
Principal Balance Outstanding (2)	$50,007,576	$49,072,874	$48,761,164	$46,932,720	$44,648,020	$45,053,303	$43,234,740
Average Principal Balance Outstanding (3)	$49,384,370	$48,002,797	$47,846,942	$45,790,370	$44,850,661	$44,144,021	$43,360,181
Number of Contracts Outstanding	3,237,607	3,218,818	3,220,641	3,156,247	3,119,781	3,189,591	3,093,894
Average Number of Contracts Outstanding (3)	3,229,124	3,187,533	3,188,444	3,138,014	3,154,686	3,141,743	3,072,036
Number of Repossessions (4)	25,870	25,378	34,923	34,353	42,937	64,710	79,637
Number of Repossessions as a Percent of the Average Number of Contracts Outstanding	1.07% (7)	1.06% (7)	1.10%	1.09%	1.36%	2.06%	2.59%
Gross Charge-Offs (5)(8)	$212,401	$185,970	$257,586	$244,432	$240,736	$447,159	$724,212
Recoveries (6)	$45,135	$47,311	$62,714	$69,088	$78,593	$98,105	$116,892
Net Losses	$167,266	$138,659	$194,872	$175,344	$162,143	$349,054	$607,320
Net Losses as a Percentage of Average Principal Balance Outstanding	0.45% (7)	0.39% (7)	0.41%	0.38%	0.36%	0.79%	1.40%

(1) The net loss and repossession data reported in this table includes all retail installment sales contracts purchased by TMCC, excluding those purchased by a subsidiary of TMCC operating in Puerto Rico. Includes contracts that have been sold but are still being serviced by TMCC.
(2) Principal Balance Outstanding includes payoff amount for simple interest contracts and net principal amount for actuarial contracts. Actuarial contracts do not comprise any of the Receivables.
(3) Average of the principal balance or number of contracts outstanding as of the beginning and end of the indicated periods.
(4) Includes bankrupt repossessions but excludes bankruptcies.
(5) Amount charged-off is the net remaining principal balance, including earned but not yet received finance charges, repossession expenses and unpaid extension fees, less any proceeds from the liquidation of the related vehicle. Also includes dealer reserve charge-offs.
(6) Includes all recoveries from post-disposition monies received on previously charged-off contracts including any proceeds from the liquidation of the related vehicle after the related charge-off. Also includes recoveries for dealer reserve charge-offs and chargebacks.
(7) Annualized.
(8) Beginning in February 2010, Toyota Motor Credit Corporation changed its charge-off policy from 150 days past due to 120 days past due.

Source: Company Reports

35

Origination Profile

TMCC Retail Auto Loan Originations

Original Summary Characteristics by Vintage Origination Year:	2010	2011	2012	2013	2014[1]
Number of Pool Assets	956,010	911,545	973,979	1,008,958	951,133
Original Pool Balance	$21,924,552,881	$21,608,462,287	$24,029,119,369	$25,332,328,542	$24,516,581,298
Average Initial Loan Balance	$22,933	$23,705	$24,671	$25,107	$25,776
Weighted Average Interest Rate	3.91%	3.76%	3.15%	2.94%	3.07%
Weighted Average Original Term	62 months	63 months	63 months	63 months	64 months
Weighted Average FICO	738	735	731	727	726
Geographic Distribution of Receivables representing the 5 states with the greatest aggregate original principal balance:					
State 1	CA - 18.0%	CA - 18.9%	CA - 19.3%	CA - 21.4%	CA - 21.0%
State 2	TX - 13.1%	TX - 12.6%	TX - 14.1%	TX - 13.3%	TX - 14.0%
State 3	NY - 5.2%	NY - 5.4%	NY - 5.1%	NY - 4.6%	NY - 4.7%
State 4	NJ - 4.7%	NJ - 4.9%	NJ - 4.5%	NJ - 4.4%	NJ - 4.0%
State 5	VA - 4.5%	IL - 4.1%	VA - 4.2%	IL - 3.9%	IL - 4.2%
Distribution of Receivables by Contract Rate:[2]					
Less than 2.0%	35.2%	30.3%	44.1%	51.2%	50.8%
2.0% - 3.99%	22.8%	35.9%	27.8%	20.2%	19.4%
4.0% - 5.99%	19.3%	17.5%	15.1%	14.0%	13.5%
6.0% - 7.99%	13.6%	8.5%	6.6%	6.7%	7.7%
8.0% - 9.99%	4.1%	3.2%	2.7%	3.2%	3.6%
10.0% - 11.99%	1.7%	1.6%	1.4%	1.5%	1.7%
12.0% - 13.99%	0.9%	0.7%	0.5%	0.6%	0.7%
14.0% - 15.99%	0.7%	0.6%	0.5%	0.6%	0.6%
16.0% and greater	1.8%	1.7%	1.4%	2.0%	1.9%
Total	100.00%	100.00%	100.00%	100.00%	100.00%
Share of Original Assets:					
Percentage of Non-Toyota/Non-Lexus	4.9%	4.4%	3.3%	3.3%	3.8%
Percentage of 72+ Month Term	9.8%	10.5%	10.0%	10.6%	11.1%
Percentage of Used Vehicles	30.6%	31.5%	24.4%	24.5%	23.7%

[1] As of December 31, 2014
[2] Percentages may not add to 100% due to rounding

Source: Company Reports

36

Origination Characteristics

[GRAPHIC OMITTED]

*As of December 31, 2014 Source: CompanyReports

ABS Deal Comparison

Toyota Auto Owner Trust (TAOT)(*)

Original Summary Characteristics by Prior Securitization:	TAOT 2013-A	TAOT 2013-B	TAOT 2014-A	TAOT 2014-B	TAOT 2014-C
Number of Pool Assets	84,513	66,096	115,093	98,798	80,419
Original Pool Balance	$1,301,545,574	$1,054,454,801	$1,845,073,346	$1,583,044,330	$1,321,305,071
Average Principal Balance	$15,401	$15,953	$16,031	$16,023	$16,430
Weighted Average Interest Rate	2.56%	2.24%	2.10%	2.09%	2.01%
Weighted Average Original Term	61	61	61	61	61
Weighted Average FICO	756	757	757	756	758
Minimum FICO	620	620	620	620	620
Maximum FICO	886	883	886	884	886
Geographic Distribution of Receivables representing the 5 states with the greatest aggregate original principal balance:					
State 1	CA - 20.0%	CA - 21.3%	CA - 22.6%	CA - 26.3%	CA- 23.3%
State 2	TX - 13.3%	TX - 13.4%	TX - 13.4%	TX - 12.9%	TX - 13.3%
State 3	VA - 4.3%	IL - 4.2%	IL - 4.6%	IL - 4.4%	IL - 4.7%
State 4	IL - 4.3%	VA - 4.1%	PA - 4.3%	PA - 4.0%	PA - 4.3%
State 5	NJ - 4.2%	PA - 4.0%	NJ - 4.2%	VA - 3.9%	VA - 4.0%
Distribution of Receivables by Contract Rate: (1)					
Less than 2.0%	47.5%	54.8%	58.7%	59.4%	62.2%
2.0% - 3.99%	32.5%	28.3%	25.2%	24.8%	23.1%
4.0% - 5.99%	12.2%	10.6%	10.2%	10.0%	9.4%
6.0% - 7.99%	4.5%	3.6%	3.4%	3.3%	3.1%
8.0% - 9.99%	1.8%	1.5%	1.4%	1.4%	1.3%
10.0% - 11.99%	0.8%	0.6%	0.6%	0.6%	0.5%
12.0% - 13.99%	0.3%	0.2%	0.2%	0.2%	0.2%
14.0% - 15.99%	0.2%	0.2%	0.2%	0.2%	0.1%
16.0% and greater	0.1%	0.1%	0.1%	0.1%	0.1%
Total	100.00%	100.00%	100.00%	100.00%	100.00%
Share of Original Assets:					
Percentage of Non-Toyota/Non-Lexus	0.0%	0.0%	0.0%	0.0%	0.0%
Percentage of 72+ Month Term	0.0%	0.0%	0.0%	0.0%	0.0%
Percentage of Used Vehicles	22.7%	21.8%	21.4%	20.8%	20.5%

* Abbreviated for presentation purposes

(1) Percentages may not add to 100.00% due to rounding

Source: Company Reports

38

TAOT Deal Performance

As of December 15, 2014 Payment Date

[GRAPHIC OMITTED]

                                  Moody's                    SandP          Final
            =========== ========= =============== =======================
            Transaction InitialEL       UpdatedEL   InitialEL  UpdatedEL  ActualCNL
            =========== ========= =============== =========== =========== =========
TAOT 2010-A TAOT2010-A  1.25%         0.45%-0.70% 1.70%-1.90% 0.30%-0.35%   0.32%
            =========== ========= =============== =========== =========== =========
TAOT 2010-B TAOT2010-B  1.25%         0.45%-0.70% 1.50%-1.70% 0.25%-0.30%   0.23%
            =========== ========= =============== =========== =========== =========
TAOT 2010-C TAOT2010-C   1.15%        0.35%-0.60% 1.40%-1.60% 0.20%-0.25%   0.19%
            =========== ========= =============== =========== =========== =========
TAOT 2011-A TAOT2011-A   1.15%            0.25%   1.40%-1.60% 0.20%-0.25%   0.18%
            =========== ========= =============== =========== =========== =========
TAOT 2011-B TAOT2011-B  0.85%             0.20%   1.15%-1.35% 0.17%-0.20%
            =========== ========= =============== =========== ===========
TAOT 2012-A TAOT2012-A  0.70%             0.30%   0.85%-1.00% 0.30%-0.35%
            =========== ========= =============== =========== ===========
TAOT 2012-B TAOT2012-B  0.50%             0.30%   0.75%-0.90% 0.30%-0.35%
            =========== ========= =============== =========== ===========
TAOT 2013-A TAOT2013-A  0.50%             0.30%   0.65%-0.80% 0.30%-0.35%
            =========== ========= =============== =========== ===========
TAOT 2013-B TAOT2013-B  0.40%             0.30%   0.55%-0.70% 0.30%-0.35%
            =========== ========= =============== =========== ===========
TAOT 2014-A TAOT2014-A  0.40%             0.35%   0.55%-0.70% 0.55%-0.70%
            =========== ========= =============== =========== ===========
TAOT 2014-B TAOT2014-B  0.40%             0.40%   0.55%-0.70% 0.55%-0.70%
            =========== ========= =============== =========== ===========
TAOT 2014-C TAOT2014-C  0.40%             0.40%   0.55%-0.70% 0.55%-0.70%
            =========== ========= =============== =========== =========== =========

Source: Company Reports

Sales and Trading Update

Commercial Paper Programs Highlights

- A-1+/P-1 Direct Commercial Paper Programs
  - 3 distinct USD commercial paper programs (TMCC, TCPR, TCCI)
  - $15.0 billion multi-party committed credit facilities
  - $6.1 billion bilateral committed credit facilities
  - $26.9 billion USCP combined average outstanding for TMCC and TCPR
  - Over 600 diverse institutional investors
    - State and local municipalities
    - Large corporations
    - Pension and retirement funds
    - Financial institutions
    - Money managers and mutual fund companies
  - Rates are posted daily on Bloomberg DOCP screen

Source: TMCC December 31, 2014 10-Q

41

[GRAPHIC OMITTED]